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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 4, 2001
                                                          ---------------



                           America Service Group Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                                     0-23340
                                     -------
                            (Commission File Number)


                                   21-0332317
                                   ----------
                      (IRS Employer Identification Number)


            105 Westpark Drive, Suite 300, Brentwood, Tennessee 37027
            ---------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (615) 373-3100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

                                                  Exhibit Index Located on Page:
                                                          Total Number of Pages:


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Item 2.  Acquisition or Disposition of Assets

         On January 4, 2001, America Service Group Inc., a Delaware corporation ("ASG"), announced that it had reached an agreement with the holders of its Series A Convertible Preferred Stock (the "Preferred Stock") to convert all outstanding shares of the Preferred Stock into 1,322,751 shares of ASG's Common Stock, $.01 par value per share. The conversion will be effective on the later of January 23, 2001 or the date upon which there is an effective registration statement covering the resale of the shares of Common Stock issued upon the conversion.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements

         Not applicable.

         (b)      Pro Form Financial Information

         Not applicable.

         (c)      Exhibits

99.1     Text of Press Release of America Service Group Inc., dated
         January 4, 2001.


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: January 8, 2001



                                      AMERICA SERVICE GROUP INC.



                                By:    /s/ S. Walker Choppin
                                      -----------------------------------------
                                      S. Walker Choppin
                                      Senior Vice President and Chief Financial
                                      Officer


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                                  EXHIBIT INDEX

Exhibit
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
99.1     Text of Press Release of America Service Group Inc., dated January 4, 2001.


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